UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2022

Canterbury Park Holding Corporation
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)
001-37858	47-5349765
(Commission File Number)	(IRS Employer Identification No.)

1100 Canterbury Road, Shakopee, Minnesota	55379
(Address of Principal Executive Offices)	(Zip Code)

(952) 445-7223
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.01 per share	CPHC	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On June 2, 2022, Canterbury Park Holding Corporation (the “Company”) held its 2022 Annual Meeting of Shareholders at 1100 Canterbury Road, Shakopee, Minnesota 55379. At the close of business on April 7, 2022, the record date for the Annual Meeting, a total of 4,831,686 shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company were outstanding. At the Annual Meeting, 4,271,445 shares, or approximately 88.4% of the outstanding shares of Common Stock, were represented by proxy or in person. Shares were voted at the Annual Meeting on the matters submitted to a vote of the shareholders as follows:

Proposal 1 — To elect five directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified.

	FOR	WITHHELD	BROKER NON-VOTE
Maureen H. Bausch	3,079,385	76,664	1,115,396
Mark Chronister	3,094,867	61,182	1,115,396
John S. Himle	3,097,036	59,013	1,115,396
Carin J. Offerman	3,136,309	19,740	1,115,396
Randall D. Sampson	3,152,130	3,919	1,115,396

Proposal 2 — To ratify and approve the appointment of Wipfli LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

FOR	AGAINST	ABSTAIN
4,233,355	12,120	25,970

Proposal 3 — To cast an advisory vote approving executive compensation.
FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
3,021,133	93,004	41,912	1,115,396

As a result, the shareholders (i) elected each nominee as a director of the Company, (ii) ratified the appointment of Wipfli LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and (iii) the Company’s shareholders adopted a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Company’s proxy statement for the 2022 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTERBURY PARK HOLDING CORPORATION

Dated: June 7, 2022	By:	/s/ Randall D. Sampson
Randall D. Sampson
President and Chief Executive Officer